Investments	12 Months Ended
Dec. 31, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments
Investment, at fair value
We participated in the NAS recapitalization completed on May 20, 2020, which included providing certain concessions related to our operating leases with NAS in exchange for NAS ordinary shares and perpetual bonds that are convertible into NAS ordinary shares on a one-for-one basis (the “NAS Investment”).
We have elected to account for our NAS Investment using the fair value option, whereby the changes in fair value are recognized as a gain or loss in our Consolidated Income Statement.
In November and December 2020, we converted all of our perpetual bonds into NAS ordinary shares and sold approximately 83% of our total NAS ordinary shares. As of December 31, 2020, we held NAS ordinary shares representing approximately 3% of the share capital of NAS with a fair value of $12.1 million based on the quoted market price. We recognized a loss on investment of $143.5 million in our Consolidated Income Statements for the year ended December 31, 2020. In January 2021, we sold all of our remaining NAS ordinary shares.
Other investments
Investments accounted for under the equity method of accounting consisted of the following as of December 31, 2020 and 2019:

	% Ownership as of December 31, 2020	As of December 31,
		2020	2019
AerDragon	16.7	72,861	68,673
AerLift	39.3	31,681	35,188
ACSAL	19.4	18,112	16,118
		$122,654	$119,979
Our share of undistributed earnings of investments in which our ownership interest is less than 50% was $42.1 million and $39.4 million as of December 31, 2020 and 2019, respectively.
We also have an investment in Peregrine Aviation Company and its subsidiaries (“Peregrine”) of $3.3 million as of December 31, 2020 and 2019, which is accounted for in accordance with the cost method of accounting. Please refer to Note 25—Variable interest entities for further details.